SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934


Filed by the registrant [X]
Filed by party other than the registrant  [ ]

Check the appropriate box:
[ ]      Preliminary proxy statement
[X]      Definitive proxy statement
[ ]      Definitive additional materials
[ ]      Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                              HIREL HOLDINGS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                              HIREL HOLDINGS, INC.
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
[ ]      $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1) or 14a-6j(2)
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3)
[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(45)
         and 0-11

(1)      Title of each class of securities to which transaction applies

--------------------------------------------------------------------------------

(2)      Aggregate number of securities to which transactions applies:

--------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

--------------------------------------------------------------------------------

(4)      Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)      Amount previously paid:

--------------------------------------------------------------------------------

(2)      Form, schedule or registration statement no.:

--------------------------------------------------------------------------------

(3)      Filing party:

--------------------------------------------------------------------------------

(4)      Date filed:

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                                        2

                              HIREL HOLDINGS, INC.
                              650 S.W. 16TH TERRACE
                             POMPANO BEACH, FL 33069

                                ----------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON AUGUST 22, 1997


                                ----------------

To the Stockholders of
HIREL HOLDINGS, INC.:

         NOTICE IS HEREBY GIVEN that the 1997 Annual Meeting of Stockholders (the "Annual Meeting") of Hirel Holdings, Inc., a Delaware corporation (the "Company"), will be held at 10:00 a.m., local time, on Friday, August 22, 1997, at the Company's principal offices located at Hirel Holdings, Inc., 650 S.W. 16th Terrace, Pompano Beach, FL 33069, for the following purposes:

         (1) To elect three members to the Company's Board of Directors to hold office until the Company's 1998 Annual Meeting of Stockholders or until their successors are duly elected and qualified;

         (2) To ratify the appointment of Moore Stephens, P.C., independent certified public accountants, as the Company's auditors; and

         (3) To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

         All stockholders are cordially invited to attend; however, only stockholders of record at the close of business on June 25, 1997 are entitled to vote at the Annual Meeting or any adjournments thereof.

                                            By Order of the Board of Directors



                                            VINCENT MONTELIONE
                                            Chairman of the Board
Fort Lauderdale, Florida
July 11, 1997


WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. STOCKHOLDERS WHO EXECUTE A PROXY CARD MAY NEVERTHELESS ATTEND THE MEETING, REVOKE THEIR PROXY AND VOTE THEIR SHARES IN PERSON.

                       1997 ANNUAL MEETING OF STOCKHOLDERS
                                       OF
                              HIREL HOLDINGS, INC.

                                ----------------

                                 PROXY STATEMENT

                                ----------------

         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Hirel Holdings, Inc., a Delaware corporation (the "Company"), of proxies from the holders of the Company's Common Stock, par value $.001 per share (the "Common Stock"), for use at the 1997 Annual Meeting of Stockholders of the Company to be held at 10:00 a.m., local time, on Friday, August 22, 1997, or at any adjournment(s) or postponement(s) thereof (the "Annual Meeting"), pursuant to the foregoing Notice of Annual Meeting of Stockholders.

         The approximate date that this Proxy Statement and the enclosed form of proxy are first being sent to stockholders is July 11, 1997. Stockholders should review the information provided herein in conjunction with the Company's 1996 Annual Report on Form 10-KSB, which accompanies this Proxy Statement. The Company's principal executive offices are located at 650 S.W. 16th Terrace, Pompano Beach, FL 33069, and its telephone number is (954) 942-5390.


                          INFORMATION CONCERNING PROXY

         The enclosed proxy is solicited on behalf of the Company's Board of Directors. The giving of a proxy does not preclude the right to vote in person should any stockholder giving the proxy so desire. Stockholders have an unconditional right to revoke their proxy at any time prior to the exercise thereof, either in person at the Annual Meeting or by filing with the Company's Secretary at the Company's headquarters a written revocation or duly executed proxy bearing a later date; however, no such revocation will be effective until written notice of the revocation is received by the Company at or prior to the Annual Meeting.

         The cost of preparing, assembling and mailing this Proxy Statement, the Notice of Annual Meeting of Stockholders and the enclosed proxy is to be borne by the Company. In addition to the use of mail, employees of the Company may solicit proxies personally and by telephone. The Company's employees will receive no compensation for soliciting proxies other than their regular salaries. The Company may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy material to their principals and to request authority for the execution of proxies. The Company may reimburse such persons for their expenses in so doing.


                             PURPOSES OF THE MEETING

         At the Annual Meeting, the Company's stockholders will consider and vote upon the following matters:

         (1) The election of three members to the Company's Board of Directors to serve until the Company's 1998 Annual Meeting of Stockholders or until their successors are duly elected and qualified;

         (2) To ratify the appointment of Moore Stephens, P.C., independent certified public accountants, as the Company's auditors; and

         (3) Such other business as may properly come before the Annual Meeting, including any adjournments or postponements thereof.

         Unless contrary instructions are indicated on the enclosed proxy, all shares represented by valid proxies received pursuant to this solicitation (and which have not been revoked in accordance with the procedures set forth above) will be voted (a) FOR the election of the three nominees for director named below, and (b) FOR the proposal to ratify the appointment of Moore Stephens, P.C., independent public accountants, as the Company's auditors. In the event a stockholder specifies a different choice by means of the enclosed proxy, his shares will be voted in accordance with the specification so made. The Board of Directors does not know of any other matters that may be brought before the Annual Meeting nor does it foresee or have reason to believe that proxy holders will have to vote for substitute or alternate nominees. In the event that any other matter should come before the Annual Meeting or any nominee is not available for election, the persons named in the enclosed proxy will have discretionary authority to vote all proxies not marked to the contrary with respect to such matters in accordance with their best judgment.


                 OUTSTANDING VOTING SECURITIES AND VOTING RIGHTS

         The Board of Directors has set the close of business on June 25, 1997 as the record date (the "Record Date") for determining stockholders of the Company entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were 5,208,750 shares of Common Stock issued and outstanding, all of which are entitled to be voted at the Annual Meeting. Each share of Common Stock is entitled to one vote on each matter submitted to stockholders for approval at the Annual Meeting. Stockholders do not have the right to cumulate their votes for directors.

         The attendance, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum. Directors will be elected by a plurality of the votes cast by the shares of Common Stock represented in person or by proxy at the Annual Meeting. If less than a majority of outstanding shares entitled to vote are represented at the Annual Meeting, a majority of the shares so represented may adjourn the Annual Meeting to another date, time or place, and notice need not be given of the new date, time or place if the new date, time or place is announced at the meeting before an adjournment is taken.

         Prior to the Annual Meeting, the Company will select one or more inspectors of election for the meeting. Such inspector(s) shall determine the number of shares of Common Stock represented at the meeting, the existence of a quorum and the validity and effect of proxies, and shall receive, count and tabulate ballots and votes and determine the results thereof.

         Pursuant to Delaware law, abstentions and broker non-votes are counted as present for purposes of determining the presence of a quorum. However, abstentions are treated as present and entitled to vote and will be counted as votes cast at the Annual Meeting, but will not be counted as votes cast for or against any given matter. A broker non-vote on a matter is considered not entitled to vote on that matter and thus is not counted in determining whether a matter requiring approval of a majority of the shares present and entitled to vote has been approved or whether a plurality of the shares present and entitled to vote has been voted.

         A list of stockholders entitled to vote at the Annual Meeting will be available at the Company's offices, 650 S.W. 16th Terrace, Pompano Beach, FL 33069, for a period of ten days prior to the Annual Meeting and at the Annual Meeting itself for examination by any stockholder.


                               SECURITY OWNERSHIP

         The following table sets forth, as of June 25, 1997, the number of shares of Common Stock which were owned beneficially by (i) each person who is known by the Company to own beneficially more than 5% of its Common Stock, (ii) each director, (iii) each executive officer and

(iv) all directors and executive officers as a group. The Company had 5,208,750 shares issued and outstanding as of June 25, 1997.

                                            NUMBER OF SHARES OF
NAME AND ADDRESS OF                            COMMON STOCK                PERCENT OF
BENEFICIAL OWNER(1)                          BENEFICIALLY OWNED              CLASS
-------------------                         -------------------            ----------

Vincent Montelione(2)                             2,000,000                  38.4%

Vincent Montelione, as Trustee(3)                   600,000                  11.5%

Herbert D. Katz, as Trustee(4)                      300,000                   5.8%

SCV, Ltd.(5)                                        100,000                   1.9%

Gregory S. Fenech(3)                                  - 0 -                     --

Vincent P. Fagnani, Jr.                               - 0 -                     --

William H. Aden                                       - 0 -                     --

All directors and officers as a group(2)          2,000,000                  38.4%


(1) Unless otherwise noted, c/o Hirel Holdings, Inc., 650 S.W. 16th Tr., Pompano Beach, Florida 33069

(2) Includes (i) 600,000 shares of Common Stock held by Vincent Montelione, as Trustee, under a Trust Agreement, Vincent Montelione (90%) and Gregory S. Fenech (10%), as beneficiaries and (ii) 100,000 shares of Common Stock held by SCV, Ltd., a limited partnership beneficially owned by Vincent Montelione (90%) and Gregory S. Fenech (10%).

(3) Includes 600,000 shares of Common Stock held by Vincent Montelione, as Trustee, under a Trust Agreement, Vincent Montelione (90%) and Gregory
         S. Fenech (10%), as beneficiaries, which shares are also included in the amount of shares owned by Vincent Montelione, as reflected herein, as Vincent Montelione is a beneficial owner of these shares.

(4) Represents shares of Common Stock held by Herbert D. Katz, as Trustee, under a Letter Agreement dated April 23, 1996, with Katz Investment II, a Florida general partnership, and Thomas O. Katz, as beneficiary.

(5) Vincent Montelione, president of SCV Holdings, Inc., the general partner of SCV, Ltd., beneficially owns 90% of and has the sole voting rights to the 100,000 shares of Common Stock held by SCV, Ltd. which shares are also included in the number of shares owned by Vincent Montelione, as reflected herein, as Vincent Montelione is a beneficial owner of these shares.


                         ELECTION OF DIRECTORS; NOMINEES

         The Company's Bylaws provide that the number of directors shall be fixed from time to time by resolution of the Board of Directors within the units specified by the Company's

Certificate of Incorporation. The Board of Directors has fixed at three the number of directors that will constitute the Board of Directors for the ensuing year. Each director elected at the Annual Meeting will serve for a term expiring at the Company's 1998 Annual Meeting of Stockholders or when his successor has been duly elected and qualified.

         The Company has nominated each of Vincent Montelione, Gregory S. Fenech and Vincent P. Fagnani, Jr. to be elected as a director at the Annual Meeting. The Board of Directors has no reason to believe that any nominee will refuse or be unable to accept election; however, in the event that one or more nominees are unable to accept election or if any other unforeseen contingencies should arise, each Proxy that does not direct otherwise will be voted for the remaining nominees, if any, and for such other persons as may be designated by the Board of Directors.


                                   MANAGEMENT


EXECUTIVE OFFICERS, DIRECTORS AND SIGNIFICANT EMPLOYEES

         The executive officers, directors and significant employees of the Company are as follows:

NAME                          AGE                   POSITION
----                          ---                   --------

Vincent Montelione            40      President, Chief Executive Officer, and Chairman

Gregory S. Fenech             42      President of HTI, and Director

Michael S. Duggan             49      President of HMI

Vincent P. Fagnani, Jr.       31      Vice President, Sales and Marketing of HMI, and Director

William H. Aden               50      Vice President and Chief Financial Officer

         VINCENT MONTELIONE has been President, Chief Executive Officer and Chairman of the Board of the Company since May, 1996. Prior to that time, he held the same positions with HMI and HTI (including CIS) since August, 1989, and February, 1992, respectively. Mr. Montelione maintains a business interest in SCV Holdings, Inc., the general partner of SCV, Ltd. (the general partner of HTL, predecessor to HTI) as president and director.

         GREGORY S. FENECH has been President of HTI since July, 1996 and a Director of the Company since May, 1996 and has held similar positions with CIS (predecessor to HTI) since July, 1994. Prior to joining HTI, Mr. Fenech was Vice President and General Manager for Spectrum Engineering and Technologies, Inc., an engineering firm which designs tools and dies, since 1989.

         MICHAEL S. DUGGAN has been President of HMI since January, 1997. Prior thereto, he held various management positions from 1987 through 1996 with Vanstar Corporation (and its predecessor companies), a publicly traded, international computer network integrator. Mr. Duggan has a B.S. degree in business administration from North Texas State University and worked for Xerox Corporation for 10 years before joining Vanstar Corporation.

         VINCENT P. FAGNANI, JR. has been Vice President of Sales and Marketing of HMI since July, 1991, and a Director of the Company since May, 1996. Prior thereto, Mr. Fagnani was Assistant Sales Manager of Graham Companies, Miami, Florida, a 400 single family home community. Mr. Fagnani has a B.S. in economics and finance from Barry University, Miami Shores, Florida. Mr. Fagnani is the brother-in-law of Vincent Montelione.

         WILLIAM H. ADEN has been Vice President and Chief Financial Officer of the Company since September, 1996. From June, 1994 to September, 1996, Mr. Aden, who is a certified public accountant, held the same position with Prime Management Group, Inc., Boca Raton, Florida, a full service property management company, and from January, 1993 to May, 1994, served as Chief Operating Officer of 21st Century Power and Light Corporation, Lantana, Florida, a research and development company. From January, 1980 to December, 1992, Mr. Aden served as Chief Financial and Administrative Officer for Gator Culver Company, Lanatan, Florida, a manufacturer of metal storm drainage piping.


ELECTION OF DIRECTORS AND EXECUTIVE OFFICERS

         The Company's officers are elected annually by the Board of Directors and serve at the discretion of the Board of Directors. The Company's directors hold office until the next annual meeting of stockholders and until their successors have been duly elected and qualified.


COMMITTEES OF THE BOARD OF DIRECTORS

         The Company has three committees, the Audit Committee, Compensation Committee and Option Committee. The members of the Audit Committee consist of Vincent Montelione and Gregory S. Fenech. The principal functions of the Audit Committee are to recommend the annual appointment of the Company's independent auditors, to consult and review with the Company's auditors concerning the scope of the audit and the results of their examination, to review and approve any material accounting policy changes affecting the Company's operating results and to review the Company's internal control procedures.

         The Compensation Committee, whose members consist of Vincent Montelione and Vincent P. Fagnani, Jr., reviews and recommends compensation and benefits for the executives of the Company. The Option Committee has the sole and exclusive authority to grant stock options to employees and to directors who are also employees or consultants of the Company, respectively. The only member of the Option Committee is Vincent Montelione.

         During the fiscal year ended December 31, 1996, the Company's Board of Directors held meetings and took action by unanimous written consent a total of five (5) times.


COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of the outstanding Common Stock, to file with the Securities and Exchange Commission (the "SEC") initial reports of beneficial ownership on Form 3 and reports of changes in beneficial ownership of Common Stock on Forms 4 or
5. Such persons are required by SEC regulation to furnish the Company with copies of all such reports they file.

         For the year ended December 31, 1996, Mr. Montelione has not filed Form 4 covering certain transactions.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following compensation table sets forth, for the two fiscal years ended December 31, 1995 and 1996, the cash and certain other compensation paid by the Company to Vincent Montelione, the Company's President and Chief Executive Officer, and the Company's only other executive officer whose compensation exceeded $100,000 (collectively, the "Named Executive Officers"). No other executive officer had an annual salary and bonus in excess of $100,000 during such years.

                                                                                                LONG-TERM
                                                                                              COMPENSATION
                                           ANNUAL COMPENSATION                                   AWARDS
                                ---------------------------------------    OTHER ANNUAL     -----------------
                                               SALARY          BONUS       COMPENSATION       OPTIONS/SARS
            NAME AND
       PRINCIPAL POSITION        YEAR           ($)            ($)             ($)                (#)
-------------------------------------------------------------------------------------------------------------
Vincent Montelione
   Chairman of the Board         1995          $ 16,200          -                   (2)           -
   Chief Executive Officer       1996          $117,900          -                   (2)           -
   and President

Gregory S. Fenech                1995          $ 70,000          -                   (2)           -
   President of HTI and          1996          $ 75,000          -        $60,000 (3)(2)           -
   Director

----------

(1) Does not include Subchapter S distributions from HMI made to Vincent Montelione during 1996 and 1995 in the amount of $260,857 and $543,123, respectively.
(2) Represents certain perquisites, the value of which did not exceed the lesser of $50,000 or ten percent of the Named Executive Officer's cash compensation.
(3)   Consulting fee paid to Mr. Fenech in 1996.


EMPLOYMENT AGREEMENTS

      On May 2, 1996, the Company entered into an Employment Agreement (the "Agreement") with Vincent Montelione which commenced on July 22, 1996, the effective date of the Company's initial public offering, and expires on the fifth anniversary thereof. The annual salary under the Agreement is $150,000 which amount will be increased by 10% each. The term of employment provides for two three-year renewals at the mutual agreement of the parties. Mr. Montelione is also eligible to receive an annual bonus equal to 5% of the Company's consolidated pre-tax earnings in excess of $1,000,000, payable within 30 days after the determination of such pre-tax earnings. The Agreement also provides for the issuance of options to purchase up to an aggregate amount of 2,050,000 shares of the Company's Common Stock at $6.00 per share which options shall be earned as follows: (i) 500,000 options if HMI has earnings before income taxes, depreciation and amortization ("EBITDA") in excess of $1,000,0000 in any fiscal year, (ii) an additional 250,000 options if HMI has EBITDA in excess of $1,500,000 in any fiscal year, (iii) an additional 250,000 options if HMI has EBITDA of at least $2,000,000 in any fiscal year, (iv) an additional 250,000 options if HMI has EBITDA of at least $2,500,000 in any fiscal year, (v) an additional 500,000 options if HMI has EBITDA of at least $3,000,000 in any fiscal year, and (vi) an additional 300,000 options if HMI has EBITDA of at least $4,000,000 in any fiscal year. Options issued in any given year pursuant to the Agreement will be deducted from the aggregate amount available for issuance pursuant to the Agreement until an aggregate amount not to exceed 2,050,000 options have been issued.

      The Agreement provides, among other things, for participation in an equitable manner in any profit-sharing or retirement plan for employees or executives and for participation in other employee benefits applicable to employees and executive of the Company, except for the 1996 Stock Option Plan. The Agreement further provides for the use of an automobile and other fringe benefits commensurate with his duties and responsibilities. The Agreement also provides for benefits in the event of disability.

      Pursuant to the Agreement, employment may be terminated by the Company with cause or by the executive with or without good reason. Termination by the Company without cause, or by the executive for good reason, would subject the Company to liability for liquidated damages in an amount equal to the terminated executive's current salary and an amount equal to his prior year's bonus annually, for the remaining term of the Agreement, payable in equal monthly installments, without any set-off for compensation received from any new employment. In addition, the terminated executive would be entitled to receive all options entitled to be earned under the Agreement and continue to participate in and accrue benefits under all employee benefit plans and to receive supplemental retirement benefits to replace benefits under any qualified plan for the remaining term of the Agreement to the extent permitted by law.


OPTIONS GRANTS TABLE

      The following table sets forth information concerning the grant of stock options to the Named Executive Officers during the year ended December 31, 1996. No stock appreciation rights were granted.

               OPTIONS GRANTED IN THE YEAR ENDED DECEMBER 31, 1996
---------------------------------------------------------------------------------------
                                         % OF TOTAL OPTIONS
                         NUMBER OF      GRANTED TO EMPLOYEES    EXERCISE
                          OPTIONS        IN THE YEAR ENDED      PRICE PER    EXPIRATION
     NAME               GRANTED (1)      DECEMBER 31, 1996      SHARE (2)       DATE
-------------------    -------------    --------------------   ----------    ----------

Vincent Montelione          --                   --                 --           --
Gregory S. Fenech         20,000               17.2%              $6.00      7/22/2002


------------------------

(1) Total number of options granted during the year ended December 31, 1996 was 116,000, each issued pursuant to the Company's Stock Option Plan and exercisable at a price of $6.00 per share.

LONG-TERM INCENTIVE AND PENSION PLANS

         The Company does not have any long-term incentive or pension plans.


                              CERTAIN TRANSACTIONS

         The Company periodically advances funds to its principal stockholder on a very short term basis. These loans are non interest bearing with no formal repayment terms. As of December 31, 1996 and 1995, the balance due on these loans was $21,025 and $ 0, respectively. Subsequent to year end, $17,950 of the balance due at December 31, 1996 was repaid. The Company also makes advances to enterprises controlled by its principal stockholder. As of December 31, 1996 and 1995, the balance due from related parties including interest was $362,773 and $223,104, respectively. The related party loans are due on December 31, 1997, and bear interest at prime. Interest receivable of $34,063 and $3,264 and interest income of $30,942 and $3,264 on those loans as of December 31, 1996 and 1995, respectively, is reflected in the financial statements of the Company. The Company also acquired receivables from related parties in the amount of $162,044 in conjunction with the MPI acquisition.

         During the year ended December 31, 1995, HMI had sales of approximately $2,500,000 to a company in which Vincent Montelione was the sole stockholder.

         During the six months ended June 30, 1996 and the year ended December 31, 1995, Vincent Montelione received Subchapter S distributions from HMI of approximately $260,857 and $543,123, respectively.

         During the six months ended June 30, 1996, HTL made distributions of $123,460 to its general partner, SCV, Ltd., which in turn made a distribution to Vincent Montelione, a limited partner of SCV, Ltd., in the amount of $80,000.

         HMI and HTI sublease from CIS approximately 5,000 square feet of office space and 11,000 square feet of warehouse space in two adjacent buildings in North Miami Beach, Florida. While it is believed that the sublease is fair and reasonable, such lease was not entered into at arms length. CIS leases the office and warehouse space from an unaffiliated landlord which lease was determined by arms length negotiations. HMI pays approximately $3,100 per month for the office and warehouse space it occupies. HTI pays approximately $6,000 per month on the space it occupies. The lease expires in April, 1997.

         During the year ended December 31, 1996, HTI paid Fenco Tool & Die, Ltd., a Florida limited partnership controlled by Vincent Montelione and Gregory
S. Fenech through their ownership of the stock in the corporate general partner, approximately $160,000 for the machining of certain components of its products.

         During the year ended December 31, 1996, HTI paid its president $60,000 in consulting fees.

         During the year ended December 31, 1996, the Company paid royalties of an aggregate $14,935 under a royalty agreement on certain patents covering six components of its products to SCV, Ltd. and Herbet T. Katz, as Trustee, principal stockholders of the Company. Under the agreement, royalties are calculated as a percentage, ranging between 5% and 10%, of net selling price as defined in the agreement. Royalty payments are due quarterly under the agreement which runs for 50 years.

         Immediately prior to the effective date, substantially all the operating assets of Hirel Technologies Ltd. ("HTL"), a Florida limited partnership, the partners of which are SCV, Ltd. (90%) and Herbert D. Katz, as Trustee (10%), were contributed to Hirel Technologies, Inc. ("HTI"), and following distribution of such shares in HTI to the partners of HTL, the outstanding shares of HTI were exchanged for shares of the Company. SCV Holdings, Inc., Vincent Montelione and Gregory Fenech own 1%, 89.1% and 9.9%, respectively, of SCV, Ltd. Vincent Montelione and Gregory Fenech, director and Vice President of the Company, own 90% and 10%, respectively, of SCV Holdings, Inc. As part of the acquisition of the assets of HTI, the Company has agreed to issue to the former partners of the predecessor of HTI performance options (the "HTI Options"), exercisable at $5.25 per share, in the aggregate amount of 3,000,000 options, as follows: (i) 1,000,000 options if HTI has pre-tax earnings of $1,000,000 in any fiscal year, (ii) an additional 1,000,000 options if HTI has pre-tax earnings of $2,000,000 in any fiscal year, and (iii) an additional 1,000,000 options if HTI has pre-tax earnings of $3,000,000 in any fiscal year. In addition, as part of the acquisition of the assets of HTI, the former partners of HTL entered into a Technology Assignment and Royalty Agreement ("Royalty Agreement") and pursuant thereto will receive an aggregate amount of the following royalties on the gross revenues of four (4) devices sold by the Company or HTI (i) Manifold/Throttle Body (5%), (ii) Electronic Control Unit (10%), (iii) Single Point Metering (7-1/2%), and (iv) Fuel Chiller (condenser) (7-1/2%). In the event the aggregate amount of the 3,000,000 HTI Options are issued, Vincent Montelione, as Trustee, will receive 60% thereof, Herbert D. Katz, as Trustee, will receive 10%, and SCV, Ltd. will receive 30% thereof. In the event any of the royalties are paid pursuant to the Royalty Agreement, SCV, Ltd. will receive 90% and Herbert D. Katz, as Trustee, will receive 10%.

              RATIFICATION OF APPOINTMENT OF THE COMPANY'S AUDITORS

         The appointment of Moore Stephens, P.C. as independent auditors of the Company for the fiscal year ended December 31, 1997, will be ratified.

         Although the Board of Directors of the Company is submitting the appointment of Moore Stephens, P.C. for stockholder approval, it reserves the right to change the selection of Moore Stephens, P.C. as auditors, at any time during the fiscal year, if it deems such change to be in the best interest of the Company, even after stockholder approval. Representatives of Moore Stephens, P.C. are not expected to be present at the Annual Meeting.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF MOORE STEPHENS, P.C. AS INDEPENDENT AUDITORS FOR THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 1997.

                         INTEREST OF CERTAIN PERSONS IN
                     OPPOSITION TO MATTERS TO BE ACTED UPON

         The Company is not aware of any substantial interest, direct or indirect, by securities holdings or otherwise of any officer, director, or associate of the foregoing persons in any matter to be acted on, as described herein, other than elections to offices.

                                  OTHER MATTERS

         Management is not aware of any other business which may come before the meeting. However, if additional matters properly come before the meeting, proxies will be voted at the discretion of the proxy holders.

                  STOCKHOLDER PROPOSALS TO BE PRESENTED AT THE
                  COMPANY'S NEXT ANNUAL MEETING OF STOCKHOLDERS

         Stockholder proposals intended to be presented at the Company's 1998 Annual Meeting of Stockholders pursuant to the provisions of Rule 14a-8 of the Securities and Exchange Commission promulgated under the Securities Exchange Act of 1934, as amended, must be received by the Company at its executive offices by March 30, 1998, for inclusion in the Company's proxy statement and form of proxy relating to such meeting.

                    AVAILABILITY OF FORM 10-KSB ANNUAL REPORT

         A copy of the Company's Annual Report on Form 10-KSB for the year ended December 31, 1996, including related exhibits as filed with the Securities and Exchange Commission, is available without charge to stockholders upon request to Vincent Montelione, President, 650 S.W. 16th Terrace, Pompano Beach, FL 33069.

                                           By Order Of The Board of Directors

                                           VINCENT MONTELIONE
                                           Chairman of the Board
Fort Lauderdale, Florida
July 11, 1997

       THIS PROXY IS SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS

                              HIREL HOLDINGS, INC.

           PROXY -- ANNUAL MEETING OF STOCKHOLDERS -- AUGUST 22, 1997


         The undersigned, revoking all previous proxies, hereby appoint(s) Vincent Montelione as Proxy, with full power of substitution, to represent and to vote all Common Stock of Hirel Holdings, Inc. owned by the undersigned at the Annual Meeting of Stockholders to be held in Pompano Beach, Florida on Friday, August 22, 1997, including any original or subsequent adjournment thereof, with respect to the proposals set forth in the Notice of Annual Meeting and Proxy Statement. No business other than matters described below is expected to come before the meeting, but should any other matter requiring a vote of stockholders arise, the person named herein will vote thereon in accordance with his best judgment. All powers may be exercised by said Proxy. Receipt of the Notice of Annual Meeting and Proxy Statement is hereby acknowledged.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING.

         1. ELECTION OF DIRECTORS. Nominees: Vincent Montelione, Gregory S. Fenech and Vincent P. Fagnani, Jr.

                  [ ] FOR ALL NOMINEES LISTED (Except as specified
                      here:______________)

                  OR

                  [ ] WITHHOLDING AUTHORITY to vote for all nominees listed
                      above

                  [ ]  FOR          [ ]  AGAINST     [ ]  ABSTAIN

         2. Proposal to Ratify the Appointment of Independent Auditors.

                  [ ]  FOR          [ ]  AGAINST     [ ]  ABSTAIN

         The shares represented by this proxy will be voted as directed. IF NO SPECIFIC DIRECTION IS GIVEN, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR THE NOMINEES NAMED IN PROPOSAL 1 AND FOR PROPOSAL 2.

                                               Dated ____________________, 1997

-----------------------------                -------------------------------
(Print Name)                                 (Signature)

-----------------------------                -------------------------------
(Print Name)                                 (Signature)

Where there is more than one owner, each should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your full title as such. If executed by a corporation or partnership, the proxy should be signed in the corporate or partnership name by a duly authorized officer or other duly authorized person, indicating such officer's or other person's title.

         PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.